Exhibit 99.1



Investor Presentation

June Quarter 2011

Kulicke & Soffa®

Safe Harbor Statement

In addition to historical statements, this presentation and oral statements made in connection with it may contain statements relating to future events and our future results. These statements are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995, and include, but are not limited to, statements that relate to our future revenue and statements under the sub-headings "Vision" and "Mission" on slide 4 of this presentation. While these forward-looking statements represent our judgments and current expectations concerning our business, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to: the risk that customer orders already received may be postponed or canceled, generally without charges; the risk that anticipated customer orders may not materialize; the risk that our suppliers may not be able to meet our demands on a timely basis; the risks that our forecasts on Copper and/or LED do not materialize, the volatility in the demand for semiconductors and our products and services; volatile global economic conditions, which could result in, among other things, sharply lower demand for products containing semiconductors and for the Company's products, and disruption of capital and credit markets; the risk of failure to successfully manage our operations; acts of terrorism and violence; risks, such as changes in trade regulations, currency fluctuations, political instability and war, which may be associated with a substantial non-U.S. customer and supplier base and substantial non-U.S. manufacturing operations; and the factors listed or discussed in Kulicke and Soffa Industries, Inc. 2010 Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission. Kulicke & Soffa Industries, Inc is under no obligation to (and expressly disclaims any obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Kulicke & Soffa

About Kulicke & Soffa (K&S)

Kulicke & Soffa is the Global Technology & Market Leader in Semiconductor Wire Bonding Assembly Equipment

- Founded in the U.S. in 1951 and incorporated in 1956
- Publicly traded since 1961
- NASDAQ Global Select: KLIC
- Market leader in wire bonding assembly equipment
- Strong global presence, with 80% of sales in Asia
- Relocated headquarters to Singapore in Oct 2010
- More than 2,800 employees worldwide



Kulicke & Soffa

Vision, Mission & Core Values

Vision

To be the leading provider of comprehensive and innovative technology solutions for the micro-electronics packaging industry

Mission

- Grow our leadership position in wire bonding and expendable tools, and lead the industry in transitioning to copper wire bonding
- Broaden our product portfolio by leveraging our core competencies to accelerate our revenue growth
- Consistently deliver superior financial performance to maximize shareholder value
- Be at the forefront of technology by leveraging strategic partnerships with customers, suppliers and research institutes
- Foster a positive working environment that encourages learning, collaboration, creativity, knowledge sharing and people development

Core Values

- Integrity, Honesty and Mutual Respect
- Innovation and Technology Leadership
- Customer and Market Driven
- One K&S
- Empowerment and Accountability
- Collaboration and Open Communications

Kulicke & Soffa

Global Presence


USA, Irvine (CA)
Wedge Bonder R&D
USA, Fort Washington (PA)
Equipment R&D
Switzerland, Berg
Die Bonder R&D
Israel, Yokenaem
Bonding Tools R&D
Manual Wire Bonder
Manufacturing
China, Suzhou
Bonding Tools Manufacturing
Blades R&D and Manufacturing
Singapore
Wire and Die Bonder
Manufacturing
Malaysia, KL
Sub-Assembly of Wire
and Die Bonder System
K&S Manufacturing/Engineering Plant
K&S Sales/Service Office

Market Driven Products

Ball Bonder
- IConn
- ConnX
- Power Series
- ConnX-LED
- ConnX-VLED

Wedge Bonder (ORTHODYNE ELECTRONICS — A Division of K&S)
- 7200Plus
- 7200HD
- 3600Plus

Die Bonder
- iStack

Microelectronics Equipment
- AT Premier
- Manual Wire Bonder

Software
- Auto OLP
- KNet

Capillaries
- CuPRA 3G
- CuPRAplus
- iCap
- CIC
- ARCUS
- Fortus
- SIGMA II
- ValueCap
- NEXXUS
- DuraCap

Hub Blades
- Copper
- Uni Plus
- Silicon
- Accukerf
- Enduro
- Nova
- Blade Pro

Kulicke & Soffa

Leadership Positions

Products	Market Share Ranking
Automatic Ball Bonders	#1
Heavy Wire Wedge Bonders	#1
Manual Wire Bonders	#1
Wafer Level Stud Bump Bonders	#1
Capillaries	#1
IC Dicing Blades	#2

Source : Gartner, VLSI & K&S internal data

Highest Performance Ball Bonders

Highest Levels of Speed, Accuracy, Reliability, and Throughput for Reduced Cost-of-Ownership

- Extra large bondable area to increase efficiency and net productivity
  - IConn^{PS}LA has the largest bond area, 56mm x 87mm
- On-board process optimization tools for ease of use
- Ultra fine pitch (35um) wire bonding capability
- Superior bond placement accuracy, up to +/- 2.0um
- Compatible with all K&S legacy bonder processes
  - Up through KLoop4 and ULL4
- Optional premium processes
  - Power Series Advanced Loop
  - Power Series Low Loop
  - SSB Suite, AccuBump, 25,000 Wires
- Optional copper wire bonding kit


IConn
IConn
LA

Kulicke & Soffa

Most Advanced Copper Solution

- More than 20 years of research in copper wire properties and bondability
- K&S shipped the first copper wire bonding kit in 2006
- Introduced IConn^{PS} ProCu in Nov 2010, the world's most advanced copper wire bonder
  - Faster throughput with specialized copper processes, ProCuBond and ProCuSSB
  - New process tools and features that make the complex capabilities easy to use
- CuPRA3G capillary with superior workability with all copper wire types
  - Extended life span
  - Excellent bondability
- Enable customers to accelerate transition to copper wire bonding production


Introducing
ProCu
IConn PS
High Performance
Copper Wire Bonder
From the World Leader in Wire Bonding Comes…
The most advanced copper wire bonding capability available !
• faster throughput
• larger process window
• less gas consumption
Enabling our customers to accelerate their transition to Copper Wire Bonding Production
力
Power Series
Kulicke & Soffa

Leader in Wire Bonders



No.1 in Wire Bonders



Top 5 Companies' (ALL) Revenue from Shipments of Wire Bonders, Worldwide (Millions of Dollars)

2008 Rank	2009 Rank		2008 Revenue	2009 Revenue	Percentage Change	2009 Share (%)
1	1	Kulicke & Soffa	139	230	66%	45%
2	2	ASM International	133	171	29%	33%
3	3	Shinkawa	83	37	-56%	7%
NM	4	BE Semiconductor	0	20	NM	4%
5	5	Kaijo	32	20	-39%	4%
		Others	149	33	-78%	7%
		Total Market	536	511	-5%	100%

Source : Gartner, Apr 2010

Automatic Wire Bonders Market Share

Company	Market Share				
	3Q09	4Q09	1Q10	2Q10	3Q10
Kulicke & Soffa Ind. Inc.	48%	51%	56%	59%	56%
ASM International N.V.	32%	26%	23%	22%	20%
Shinkawa Ltd.	7%	9%	10%	9%	13%
BE Semiconductor Industries	3%	6%	3%	3%	4%
Other	11%	8%	8%	6%	7%

Source : VLSI, Dec 2010

Kulicke & Soffa

Extending Market Leadership



Automatic Wire Bonders Market Share Trend
70%
60%
50%
40%
30%
20%
10%
0%
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
Kulicke & Soffa Ind. Inc.
ASM International N.V.
Shinkawa Ltd.
BE Semiconductor Industries
Other

Source : VLSI Apr 2011

Kulicke & Soffa

Highest Performance Wedge Bonders



Automatic Single and Dual Head Wedge Bonders for Power Semiconductors, Automotive and Power Modules

Scalable State-of-the-Art Capabilities, Excellent Quality, and Low Cost-of-Ownership

ORTHODYNE ELECTRONICS®
A Division of K&S

We Lead in Wedge Bonding

- Industry's highest UPH
- Large wire, Small wire and PowerRibbon® options
- Single and multi-head machine configurations
- User-friendly software





Continued Drive to Manage Costs

- Effectively transitioned all manufacturing to Asia
- Centralized supply chain management
- Improved competitive advantage





7600 HD

Kulicke & Soffa

High Performance Die Bonder

iStack[PS]

Advanced Stacked Die & High Performance BGA applications


iStack

* Patents pending

- Industry leading throughput
  - P-T-P* processing delivers 30-50% improvement
- Higher yield capability
  - New heated bond process reduces voids twice as fast as the conventional process
- Enhanced stability in bond accuracy and distribution
  - Dynamic Calibration* - dispense and bond heads are continuously calibrated using an unique integrated target built into the heads
- Other features include heated rotary bond head*, thin die capability (15um)* and fast & simple wafer exchange

Kulicke & Soffa

Select Customers

- hynix
- BOSCH
- Amkor Technology®
- SAMSUNG
- infineon
- Micron
- STATSChipPAC®
- ASE GROUP
- Continental
- SPIL
- UTAC
- DENSO
- RENESAS
- ST®
- SanDisk®
- NXP
- Texas Instruments
- freescale semiconductor
- Kulicke & Soffa

Longer-Term Market Trends

Kulicke & Soffa

1) Copper Transition

K&S Currently Dominates

- Historic focus on Fine Pitch Gold applications
- Existing platform better suited to handle Copper's tighter process window
- Continual R&D investment to maintain position

Over 60% of K&S Ball Bonder shipments, since October 2009, were Copper Capable

The K&S Copper Opportunity

- Roughly 120,000 Ball Bonders in the field
- Currently less than 14% are Copper Capable
- Potentially 70% of all Wire Bonded Integrated Circuits may convert
- Will likely trigger multi-year replacement cycle


ProCu
IConn

Source : Company Estimates

1) Copper Transition

- **35%** Projected Copper Capability CAGR through 2015
- Potential Demand to average **over 10k** Incremental Copper bonders/year



200
180
160
140
120
100
80
60
40
Ball Bonders in Production - Thousands
40%
35%
30%
25%
20%
15%
10%
5%
0%
% Copper
18
27
34
45
59
112
116
119
121
120
% Copper Capable
2011
2012
2013
2014
2015
Copper Bonders
Gold Bonders
% Copper

Source : Company Estimates

Kulicke & Soffa

2) OSAT Growth

Historic Focus on OSAT Market
•**70%** of K&S Ball Bonder's shipped to OSATs, since 2004
•OSATs forecasted to continue growing at nearly 2X rate of semi space


180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
OSAT Revenue, 164%
Semi Revenue, 85%
WW GDP, 38%
2005 dollars
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Kulicke & Soffa

Source : Gartner, Mar 2011

3) Node Shrink

- **Node shrink drives high accuracy Gold and Copper Equipment demand**
- Sub 55nm node forecasted to:
  - Grow at **24% CAGR**, 2010-2015
  - Represent **72%** of equivalent wafer starts by 2015



Wafer Starts Per Week
Thousands of 300mm Equivlanets
2000
1800
1600
1400
1200
1000
800
600
400
200
0
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
<55nm
>=55 but <160nm
>=160nm

Source : VLSI, Apr 2011

Kulicke & Soffa

4) LED Growth

Factors driving LED adoption include low power consumption, long life span, decreased carbon footprint, fewer hazardous materials, government incentives and legislation requirements

LED Potential in the next 10 years


Backlighting
1.4T Units
Outdoor Lighting
30.5B Units
Commercial Lighting
2.7T Units
Home Lighting
245B Units

Application	2015 (B Units)	CAGR 2010-'15
Backlighting	100	21.8%
Lighting	33	45.5%
Others	41	25.8%

Source : IMS, 2010

Other Applications Likely to Exceed Backlight Application Demand

Financial Highlights

Key Financials

Revenue ($M)



128
154
221
259
149
207
Dec '09
Mar '10
Jun '10
Sep '10
Dec '10
Mar '11

Operating Margin



14.0%
15.2%
22.6%
21.9%
14.8%
21.1%
Dec '09
Mar '10
Jun '10
Sep '10
Dec '10
Mar '11

R&D ($M)



13.2
14.0
14.7
14.8
15.2
16.5
Dec '09
Mar '10
Jun '10
Sep '10
Dec '10
Mar '11

- Strong financial performance throughout industry cycle
- Provide innovative solutions through continuous R&D commitment
- Earned **$160.1M of Net Income** over previous 12 months

Kulicke & Soffa

Fiscal Q2 2011 & Outlook

Quarterly GAAP Results

	Fiscal Q2 2011	Change vs. Fiscal Q2 2010	Change vs. Fiscal Q1 2011
Net Revenue	$206.7 million	34.4%	38.9%
Gross Profit	$99.0 million	46.0%	37.2%
Gross Margin	47.9%	380 basis points	(50) basis points
Income from Operations	$43.6 million	87.2%	97.8%
Operating Margin	21.1%	590 basis points	630 basis points
Net Income	$39.9 million	88.5%	164.2%
Net Margin	19.3%	550 basis points	920 basis points
EPS – Diluted	$0.54	92.9%	157.1%

Kulicke & Soffa

Strong Cash Position

Total Cash & Debt Balance ($M)


280
95
195
157
251
170
247
186
159
145
175
159
184
159
163
110
181
110
204
110
282
110
Net Cash Position
FY05
FY06
FY07
FY08
FY09
Q1 FY10
Q2 FY10
Q3 FY10
Q4 FY10
Q1 FY11
Q2 FY11
Cash & Short Term Investments
Total Debt

Outstanding debt includes $110m of 0.875% convertible notes due June 2012

Kulicke & Soffa

Summary

- K&S is recognized as the global technology and market leader in:
  - Wire & Wedge Bonding Equipment
  - Wafer Level Stud Bumping Equipment
  - Manual Wire Bonders
  - Capillaries

- We are leveraging our technology capabilities and expertise to provide solutions into fast growing emerging market segments
  - Copper, LED, MEMS
  - Power management, solar, electric/hybrid vehicles

- Strive to maintain product positioning by leveraging:
  - Global R&D Centers of Excellence
  - Flexible Manufacturing Model
  - World-class Supply Chain



Kulicke & Soffa